			Exhibit 99.1
UNITED STATES BANKRUPTCY COURT FOR THE SOUTHERN DISTRICT OF INDIANA

In re	Gregg Appliances, Inc.	Case No.	17-01303-11
Debtors

MONTHLY OPERATING REPORT Gregg Appliances, Inc.

INDEX TO CONDENSED FINANCIAL STATEMENTS AND SCHEDULES

CONDENSED FINANCIAL STATEMENTS			Page

Condensed Statement of Income			2
Condensed Balance Sheet			3
Condensed Statement of Cash Flows			4

SCHEDULES

Schedule 1 -	Total Disbursements		5
Schedule 2 -	Bank Reconciliations		6
Schedule 3 -	Total Disbursements to Retained Professionals		7
Schedule 4 -	Summary of Unpaid Post-Petition Debts		8
Schedule 5 -	Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld		9
Schedule 6 -	Accounts Receivable Aging		10
Schedule 7 -	Questionnaire		11

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the documents attached are true and correct to the best of my knowledge and belief.

Signature of Debtor		Date

Signature of Joint Debtor		Date

/s/ Kevin Kovacs		5/26/2021
Signature of Authorized Individual*		Date

Kevin J. Kovacs		CEO/CFO
Printed Name of Authorized Individual		Title of Authorized Individual

* Authorized individual must be an officer, director, or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

Gregg Appliances, Inc.
DEBTORS AND DEBTORS IN POSSESSION
Condensed Consolidated Statement of Income (unaudited)

For the Period of
April 1, 2021 to
(In Thousands)	April 30, 2021

Net Sales	$—
Cost of Goods Sold	—
Gross Profit/(Loss)	—

Operating Expenses:
Advertising Expense, Net	—
Occupancy Costs	1
Data Communications	0
Repair and Maintenance	—
Company Insurance (Non-Medical)	0
Employee Benefits	1
Wage Expense	18
Employee Services	0
Travel and Entertainment	—
Bank Transaction Fees	0
Professional Fees	8
Stock Compensation Expense (Benefit), Net	—
Gain/Loss on Early Extinguishment of Debt	—
Depreciation and Amortization	—
Administrative and Sales Expense	12
Product Services Expense	—
Bad Debts	—

Total Operating Expenses	42

Operating Income/(Loss)	$(42)

Interest Expense, net	-
Other Income/(Expense)	11

Income Before Taxes	$(30)

Income Tax Expense/(Benefit)	—

Net Income/(Loss)	$(30)

Gregg Appliances, Inc.
DEBTORS AND DEBTORS IN POSSESSION
Condensed Consolidated Balance Sheet (unaudited)

As of
(In Thousands)	4/30/2021

Assets
Cash	1,350
Credit Card and Trade Accounts Receivable, Net	5,954
Accounts Receivable - Other	7,453
Merchandise Inventories	—
Prepaid Expenses and Other Assets	25
Income Taxes Receivable	—
Total Current Assets	14,782

Property and Equipment, Net	—
Capitalized Financing Fees, Net	—
Goodwill	—
Trademarks, Net	—
Other Assets, Net	—

Total Assets	$14,782

Liabilities and Stockholders' Deficit
Accounts Payable	8,018
Outstanding Customer Deposits, Credits, Refunds	1,560
Unredeemed Gift Card Liability	15
Other Accrued Expenses	1,250
Deferred Tax Liability	—
DIP Loans	—

Total Current Liabilities	$10,842

Deferred Rent	—
LT Deferred Compensation	234
Other Long-term Liabilities	107
Liabilities Subject to Compromise	190,849

Total Liabilities	$202,032

Preferred Stock	—
Common Stock	4
Accumulated Deficit	(341,801)
Treasury Stock	(150,228)
Additional Paid-in Capital	304,775
Total Stockholders' Deficit	$(187,249)

Total Liabilities and Stockholders' Deficit	$14,782

Gregg Appliances, Inc.
DEBTORS AND DEBTORS IN POSSESSION
Condensed Consolidated Statement of Cash Flows (unaudited)

For the Period of
April 1, 2021 to
(In Thousands)	April 30, 2021
Cash flows from operating activities:
Net cash provided by (used in) operating activities	$(59)

Cash flows from investing activities:
Purchases of property and equipment	—
Proceeds from sale of property and equipment	—
Other	—
Net cash used in investing activities	—

Cash flows from financing activities:
Net Borrowings (Repayments) on Debt Facility	—
—

Increase/(decrease) in cash and cash equivalents	(59)

Cash and cash equivalents at beginning of period	1,409

Cash and cash equivalents at end of period	$1,350

Gregg Appliances, Inc.
DEBTORS AND DEBTORS IN POSSESSION
Total Disbursements by Filed Legal Entity (unaudited)

(In Thousands)
For the Period of April 1, 2021 to April 30, 2021
Legal Entity	Case Number	Disbursements
Gregg Appliances, Inc.	17-01303-11	$67

Gregg Appliances, Inc.
DEBTORS AND DEBTORS IN POSSESSION
Bank Reconciliations (unaudited)

(In Thousands)
G/L Acct	Account Name	Bank Acct #	Debtor	Description	Bank Balance	Ledger Balance	As of Date	Reconciled
1000	Master Operating Account	9174	Gregg Appliances, Inc.	Operating Account	$ 400	$ 400	4/30/2021	Yes
1001	Corporate Account	9505	Gregg Appliances, Inc.	Corporate AR deposit account, All retail locations depository account	$ —	$ —	4/30/2021	Yes
1016	Cash Concentration	9455	Gregg Appliances, Inc.	Cash Dominion	$ 950	$ 950	4/30/2021	Yes
1017	Gregg AR DIP REVOLVER	ZT08	Gregg Appliances, Inc.	Excess cash on Wells Fargo AR DIP Revolver	$ —	$ —	4/30/2021	Yes
1051	Disbursements	9729	Gregg Appliances, Inc.	Checking	$ —	$ —	4/30/2021	Yes
1011	Restricted - Wells Fargo Escrow	Internal Wells Fargo Account	Gregg Appliances, Inc	Legal Reserve and Escrow for Whirlpool, Electrolux, GACP and WGT V Matters	$ —	$ —	4/30/2021	Yes

Gregg Appliances, Inc.
DEBTORS AND DEBTORS IN POSSESSION
Total Disbursements to Retained Professionals (unaudited)

(In Thousands)
For the Period of April 1, 2021 to April 30, 2021
Retained Professionals		Approved Amounts (1)	Disbursements
MORGAN, LEWIS & BOCKIUS LLP	Legal Services	$ 2,779	$ —
STIFEL, NICOLAUS & COMPANY INC	Bankruptcy Services	$ —	$ —
BERKELEY RESEARCH GROUP LLC	Bankruptcy Services	$ 2,423	$ —
DONLIN, RECANO & COMPANY INC	Bankruptcy Services	$ —	$ 35
ICE MILLER LLP	Legal Services	$ 2,007	$ —
BINGHAM GREENEBAUM DOLL LLP	Bankruptcy Services	$ 235	$ —
MALFITANO PARTNERS	Bankruptcy Services	$ 66	$ —
COOLEY LLP	Bankruptcy Services	$ 2,558	$ —
PROVINCE, INC.	Bankruptcy Services	$ 556	$ —
DLA PIPER LLP US	Bankruptcy Services	$ 5	$ —
FAEGRE DRINKLE BIDDLE & REATH	Bankruptcy Services	$ —	$ —
CHOATE HALL & STEWART LLP	Bankruptcy Services	$ —	$ —
ASK LLP	Bankruptcy Services	$ —	$ —
GREAT AMERICAN GROUP	Bankruptcy Services	$ —	$ —
GAVIN SOLMENESE LLC	Bankruptcy Services	$ 136	$ —
CHIPMAN BROWN CICERO & COLE, LLP	Legal Services	$ 1,987	$ —

Total		$ 12,754	$35

(1) Approved amounts represent the amount of fees and expenses that were approved by court order for payment by the Debtors to each professional from commencement of the case through April 2021.

Gregg Appliances, Inc.
DEBTORS AND DEBTORS IN POSSESSION
Summary of Unpaid Post-Petition Debts (unaudited)
As of 4/30/2021

(In Thousands)
Gregg Appliances, Inc. (17-01303-11)
		Number of Days Past Due
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable	$ 0	$0	$ —	$ —	$ 817	$817
Wages Payable	$ 2	—	$ —	$ —	$ —	2
Taxes Payable (1)	$ 1	—	$ —	$ —	$ 936	937
Rent/Leases-Building	$ —	—	$ —	$ —	$ 3,759	3,759
Utilities Payable (2)	$ —	—	$ —	$ —	$ 390	390
Insurance Reserves	$ —	—	$ —	$ —	$ —	—
Secured Debt/Adequate Protection Payments	$ —	—	$ —	$ —	$ —	—
Professional Fees	$ 6	—	$ —	$ —	$ 2,464	2,469
Amounts Due to Insiders	$ —	—	$ —	$ —	$ —	—
Outstanding Customer Deposits, Credits, Refunds (2)	$ —	—	$ —	$ —	$ 1,560	1,560
Unredeemed Gift Card Liability (2)	$ —	—	$ —	$ —	$ 15	15
Deferred Rent	$ —	—	$ —	$ —	$ —	—
LT Deferred Compensation	$ —	—	$ —	$ —	$ 234	234
Other (2)	$ —	—	$ —	$ —	$ 999	999
Total Post-Petition Debts	$ 9	$0	$ —	$ —	$ 11,174	$11,183

(1) Any past due taxes payable relate to unpaid business license fees for 2017, as well as unpaid gross receipts taxes payable and any penalties charged for late payments beginning in July 2017.

Gregg Appliances, Inc.
DEBTORS AND DEBTORS IN POSSESSION
Schedule of Federal, State, & Local Taxes Collected, Received, Due or Witheld (unaudited)

(In Thousands)
For the Period of April 1, 2021 to April 30, 2021
	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Date Paid	Check No. or EFT	Ending Tax Liability
Federal
Withholding	$ 0	$ 2	$ (2)	4/14/21; 4/28/21	WIRE	$ 0
FICA - Employee	$ 0	$ 1	$ (1)	4/14/21; 4/28/21	WIRE	$ 0
FICA - Employer	$ 0	$ 1	$ (1)	4/14/21; 4/28/21	WIRE	$ 0
Unemployment	$ (0)	$ 0	$ (0)	4/14/21; 4/28/21	WIRE	$ (0)
Income	$ —					$ —
Total Federal Taxes	$ 1	$ 5	$ (5)			$ 1

State and Local
Withholding	$ 0	$ 1	$ (1)	4/14/21; 4/28/21	WIRE	$ 0
Sales and Use	$ (0)	$ —	$ —			$ (0)
Excise	$ —	$ —	$ —			$ —
Unemployment	$ 0	$ 0	$ (0)	4/14/21; 4/28/21	WIRE	$ 0
Real Property	$ 3,474	$ —	$ —			$ 3,474
Personal Property	$ 1,582	$ —	$ —			$ 1,582
Other	$ 99	$ —	$ —			$ 99
Total State and Local	$ 5,156	$ 1	$ (1)			$ 5,156

Gregg Appliances, Inc.
DEBTORS AND DEBTORS IN POSSESSION
Accounts Receivable Aging (unaudited)

(In Thousands)
As of April 30, 2021
Accounts Receivable Reconciliation			Credit Card Receivables	Trade Accounts Receivable	Total Credit Card and Trade Accounts Receivable
Total Accounts Receivable at the beginning of the reporting period			$900	5,054	$5,954
+ Amounts billed during the period			—	—	—
- Amounts collected during the period			—	—	—
- Other Adjustments (Writeoffs/Credit Memos/Adjustments/Chargebacks/Signifyd Funding)			—	—	—
Total Accounts Receivable at the end of the reporting period			$900	$5,054	$5,954

As of April 30, 2021
Accounts Receivable Aging	13.92	Amount

< 90			$ —	$ —	$—
91+		2.8	900	5,054	5,954
Total Accounts Receivable		2.8	900	5,054	5,954
Amount Considered Uncollectible		—	—	—	—
Accounts Receivable, Net		$ 2.8	$900	$5,054	$5,954
			(1) / (2)
NOTES
(1) In July 2018, all Credit Card Receivables were written off with the exception of Pre-Petition funds withheld by Vantiv (Visa/Mastercard) in the amount of $900,000. Debtors understand some or all of that amount was applied against chargebacks by the Credit Card companies; however, will continue to carry balance until fully resolved.

(2) No reserves have been recorded against credit card receivables.
(3) $8.5M of Accounts Receivable - Other exists at 4/30/2021, all of which is aged > 90 days past due.

Gregg Appliances, Inc.
DEBTORS AND DEBTORS IN POSSESSION
Questionnaire

				Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.					X
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.					X
3. Have all post-petition tax returns been filed timely? If no, provide an explanation below.				X
4. Are workers compensation, general liability, and other necessary insurance coverages in effect? If no, provide an explanation below.				X
5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.
X
Account Name	Purpose	Business	Acct Number	Bank Name	Date